UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Mallinckrodt public limited company
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 21, 2020

Dear Shareholder,

We are pleased to announce that the Board of Directors is presenting Mr. David R. Carlucci as an additional nominee for election as a director at our 2020 Annual General Meeting (the “Annual General Meeting”) of Mallinckrodt plc (“Mallinckrodt” or the “Company”) to be held on May 13, 2020.

Mr. Carlucci has been a member of the Board of Directors since June 2013 and had originally planned on concluding his service as a director at the Annual General Meeting. In light of the current unprecedented circumstances facing Mallinckrodt and markets generally, the Board of Directors and Mr. Carlucci determined to re-nominate Mr. Carlucci for election as a director, so that the Company and the Board could retain the benefit of his deep experience and knowledge of Mallinckrodt and its business.

Because this nomination will add Mr. Carlucci to the slate of directors proposed to be elected at the Annual General Meeting, we are providing additional information in the enclosed Supplement to Proxy Statement and an amended proxy card to allow shareholders to vote on the election of Mr. Carlucci for a period of one year, expiring at the end of the Company’s Annual General Meeting of Shareholders in 2021. The election of Mr. Carlucci as a director is being considered as a separate proposal (Proposal 10).

You may vote on all ten proposals by one of the alternatives described in the Supplement and the amended proxy card. The receipt of your new proxy will revoke and supersede any proxy previously submitted. Properly executed proxies that do not contain voting instructions for any item will be voted in accordance with the recommendations of the Board of Directors.

Please read the Proxy Statement that was previously made available to shareholders and the Supplement in their entirety, as together they contain information that is important to your decisions in voting at the Annual General Meeting.

Yours sincerely,

ANGUS C. RUSSELL
Chairman

MALLINCKRODT PUBLIC LIMITED COMPANY
Registered In Ireland — No. 522227
Principal Executive Office:
3 Lotus Park, The Causeway,
Staines-Upon-Thames, Surrey TW18 3AG, United Kingdom

SUPPLEMENT TO PROXY STATEMENT
FOR THE 2020 ANNUAL GENERAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 13, 2020

This Supplement to Proxy Statement is being furnished to the shareholders of Mallinckrodt plc (“Mallinckrodt” or the “Company”) in connection with the solicitation of proxies by the Board of Directors of the Company (the “Board of Directors” or the “Board”) for the Annual General Meeting of Shareholders to be held on May 13, 2020, at 9:30 a.m., local time, at the Company’s principal executive offices at 3 Lotus Park, The Causeway, Staines-Upon-Thames, Surrey TW18 3AG, United Kingdom (the “Annual General Meeting”).

This Supplement to Proxy Statement supplements the Notice of 2020 Annual General Meeting of Shareholders and Proxy Statement, each dated April 2, 2020, previously made available to our shareholders in connection with the solicitation of proxies by the Board for the Annual General Meeting.

This Supplement does not provide all of the information that is important to your decisions in voting at the Annual General Meeting. Additional information is contained in the Proxy Statement for our Annual General Meeting that was previously made available to our shareholders. You may view this Supplement, the Notice and Proxy Statement, our Annual Report on Form 10-K for the fiscal year ended December 27, 2019 and our Irish Statutory Accounts for the fiscal year ended December 27, 2019 and the reports of the Directors and auditors thereon at proxyvote.com. These materials are also available in the Investor Relations section of our website at mnk.com. See “Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on May 13, 2020” below.

The amended proxy card enclosed with this Supplement differs from the proxy card previously furnished to you with the Proxy Statement in that the enclosed proxy card includes the additional Proposal 10. You may vote on all ten proposals by submitting the amended proxy card enclosed with this Supplement or submitting a proxy via the Internet or by telephone by following the procedures on your amended proxy card. Properly executed proxies that do not contain voting instructions for any item will be voted in accordance with the recommendations of the Board of Directors.

Except as specifically supplemented or amended by the information contained in this Supplement, this Supplement does not modify, amend, supplement or otherwise affect any matter presented for consideration in the Proxy Statement.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 13, 2020

This Supplement, the Notice and Proxy Statement, our Annual Report on Form 10-K for the fiscal year ended December 27, 2019 and our Irish Statutory Accounts for the fiscal year ended December 27, 2019 and the reports of the Directors and auditors thereon are available at proxyvote.com. These materials are also available in the Investor Relations section of our website at mnk.com. Your vote is very important. We hope you will vote as soon as possible.

PROPOSAL 10: ELECTION OF AN ADDITIONAL DIRECTOR

In addition to Proposal 1 of the Proxy Statement, in which the Board nominated for election at the Annual General Meeting a slate of nine nominees, the Board will also nominate, upon the recommendation of the Governance and Compliance Committee, David R. Carlucci for election at the Annual General Meeting as a further item of ordinary business pursuant to an ordinary resolution.

As described in the Proxy Statement, Mr. Carlucci is currently serving on the Board and has been determined to be an independent member of the Board in accordance with the Board’s criteria for director independence. Mr. Carlucci had originally planned on concluding his service as a director at the Annual General Meeting. In light of the current unprecedented circumstances facing Mallinckrodt and markets generally, the Board of Directors and Mr. Carlucci determined to re-nominate Mr. Carlucci for election as a director, so that the Company and the Board could retain the benefit of his deep experience and knowledge of Mallinckrodt and its business. Biographical information, including qualifications, regarding Mr. Carlucci is set forth below. In order to be re-elected as a director, Mr. Carlucci must receive the affirmative vote of a majority of the votes cast by the holders of ordinary shares represented at the Annual General Meeting in person or by proxy. Shareholders are entitled to one vote per share for Mr. Carlucci and each of the nine other nominees. We are not aware of any reason why Mr. Carlucci will not be able to serve if elected. If elected, Mr. Carlucci will serve until the conclusion of the 2021 Annual General Meeting or until his earlier death, resignation or removal. In addition, if elected, Mr. Carlucci will remain a member of Mallinckrodt’s Human Resources and Compensation Committee. Whether or not Mr. Carlucci is elected, J. Martin Carroll will remain a member of Mallinckrodt’s Human Resources and Compensation Committee.

Biography and Qualifications

Mr. Carlucci has been a director since June 2013 and is a member of Mallinckrodt’s Human Resources and Compensation Committee, which he chaired until December 2019. Mr. Carlucci was President and Chief Operating Officer of IMS Health Incorporated, an information services company, from October 2002 until January 2005, when he was named Chief Executive Officer and President. He became Chairman the following year. Mr. Carlucci retired from IMS Health in December 2010. Mr. Carlucci held several senior executive level positions at IBM from 1976 to 2002, including responsibilities for operations in the U.S., Canada and Latin America. Mr. Carlucci has been a director of MasterCard Inc. since 2006 and served as Chairman of its Human Resources and Compensation Committee from 2006 to 2014. Mr. Carlucci also served as a member of the advisory board of Mitsui & Co. (USA), Inc., one of the world’s most diversified comprehensive trading, investment and service companies. Mr. Carlucci’s qualifications to serve on our Board include his significant experience as an executive and board member of publicly traded and private companies.

Unless otherwise instructed, the proxies will vote “FOR” Mr. Carlucci.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
THAT YOU VOTE “FOR” MR. CARLUCCI

VOTING AND REVOCABILITY OF PROXIES

Please vote as soon as possible using the amended proxy card enclosed with this Supplement which includes the election of our additional director nominee, Mr. Carlucci, as a new Proposal 10. If you have already voted, you are not required to vote again. However, if you would like to vote for the new Proposal 10, the election of director nominee Mr. Carlucci, you must vote again using the amended proxy card.

If you have already voted, your original proxy card will remain valid for all of the other proposals on the original proxy card, which did not list Mr. Carlucci as a nominee. Please note that if you submit a new proxy card, it will revoke all prior proxy cards, so it is important to indicate your vote on each proposal on the new proxy card.

Properly executed proxies that do not contain voting instructions for any item will be voted in accordance with the recommendations of the Board of Directors.

You have the right to revoke your proxy before it is voted at the Annual General Meeting. You may vote again on a later date within the proxy voting deadlines set forth in the Proxy Statement by internet or by telephone (only your latest proxy submitted prior to the meeting will be counted), or by signing and returning a new proxy card with a later date, or by attending the meeting and voting in person. However, your attendance at the Annual General Meeting will not automatically revoke a previously submitted proxy unless you actually vote in person at the meeting or file a written instrument with our Company Secretary prior to the start of the meeting requesting that your prior proxy be revoked.

OTHER MATTERS

Your proxy is solicited on behalf of the Board of Directors. Unless otherwise directed, proxies held by the Chief Executive Officer, the General Counsel, the Company Secretary or the Corporate Counsel will be voted at the Annual General Meeting (or an adjournment or postponement thereof), FOR Proposals 1 — 3 and 5 — 10, and for the ONE YEAR option in Proposal 4. If any matter other than those described in this Supplement or the Proxy Statement properly comes before the Annual General Meeting, or with respect to any adjournment or postponement thereof, the Chief Executive Officer, the General Counsel, the Company Secretary or the Corporate Counsel will vote the ordinary shares represented by such proxies in accordance with his or her discretion.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D14274-P36718

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

MALLINCKRODT PLC

The Board of Directors recommends a vote **FOR** the nominees listed under Item 1.

Item 1 - Election of Directors

NOMINEES:	For	Against	Abstain
1a. J. Martin Carroll	☐	☐	☐
1b. Paul R. Carter	☐	☐	☐
1c. David Y. Norton	☐	☐	☐
1d. Carlos V. Paya, M.D.	☐	☐	☐
1e. JoAnn A. Reed	☐	☐	☐
1f. Angus C. Russell	☐	☐	☐
1g. Mark C. Trudeau	☐	☐	☐
1h. Anne C. Whitaker	☐	☐	☐
1i. Kneeland C. Youngblood, M.D.	☐	☐	☐

The Board of Directors recommends a vote **FOR** Items 2, 3 and 5 through 9.

	For	Against	Abstain
Item 2 - Approve, in a non-binding vote, the re-appointment of the independent auditors and authorize, in a binding vote, the Audit Committee to set the auditors' remuneration.	☐	☐	☐
Item 3 - Advisory vote to approve the Company's executive compensation.	☐	☐	☐

The Board of Directors recommends a vote for **1 year** for Item 4.

	1 Year	2 Years	3 Years	Abstain
Item 4 - Advisory vote relating to the frequency of future advisory votes to approve the Company's executive compensation.	☐	☐	☐	☐

	For	Against	Abstain
Item 5 - Approve the Board's authority to issue shares.	☐	☐	☐
Item 6 - Authorize the Company and/or any subsidiary of the Company to make market purchases or overseas market purchases of Company shares.	☐	☐	☐
Item 7 - Approve the change of name of the Company (Special Resolution).	☐	☐	☐
Item 8 - Approve the waiver of pre-emption rights (Special Resolution).	☐	☐	☐
Item 9 - Authorize the price range at which the Company can re-allot shares that it holds as treasury shares (Special Resolution).	☐	☐	☐

The Board of Directors recommends a vote **FOR** the nominee listed under Item 10.

	For	Against	Abstain
Item 10 - Election of **NOMINEE** David R. Carlucci as a Director	☐	☐	☐

For address changes and/or comments, please check this box and write them on the back where indicated. ☐

	Yes	No
Please indicate if you plan to attend the meeting.	☐	☐

Please date and sign name exactly as it appears hereon. Executors, administrators, trustees, etc. should so indicate when signing. If the shareholder is a corporation, the full corporate name should be inserted and the proxy signed by an officer of the corporation indicating his/her title.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Mallinckrodt
Pharmaceuticals

Annual General Meeting of Shareholders

Wednesday, May 13, 2020, 9:30 a.m., local time

3 Lotus Park

The Causeway, Staines-Upon-Thames

Surrey TW18 3AG

United Kingdom

Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting:
Supplement to Proxy Statement and Notice and Proxy Statement, including resolutions; Annual Report on Form 10-K; and Irish Statutory Accounts, including related reports, are available at *www.proxyvote.com*.

Note that, as set out in the Supplement to Proxy Statement, the Board will nominate David R. Carlucci for election as a director at the Annual General Meeting as an item of ordinary business pursuant to an ordinary resolution (Proposal 10).

D14275-P36718

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
ANNUAL GENERAL MEETING OF SHAREHOLDERS
MAY 13, 2020

The undersigned hereby appoint(s) Mark C. Trudeau, Mark J. Casey, Stephanie D. Miller and Daniel Ireland, or any of them, as proxies, each with full power of substitution, and hereby authorizes them to represent and to vote all of the Ordinary Shares of Mallinckrodt plc that the shareholder(s) is/are entitled to vote at the Annual General Meeting of Shareholders to be held at 9:30 a.m., local time on Wednesday, May 13, 2020, at 3 Lotus Park, The Causeway, Staines-Upon-Thames, Surrey TW18 3AG, United Kingdom, and any adjournment or postponement thereof, as indicated on the reverse side of this proxy card with respect to the proposals set forth in the proxy statement and, in their discretion, upon any matter that may properly come before the meeting or any adjournment of the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS.

IF YOU ARE NOT VOTING ON THE INTERNET OR BY TELEPHONE, PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.

Address Changes/Comments: ____

____

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side